Lord Abbett
Quarterly Portfolio Holdings Report

Lord Abbett
Affiliated Fund

For the period ended July 31, 2025

Schedule of Investments (unaudited)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2025

Investments	Shares	Fair Value
LONG-TERM INVESTMENTS 99.20%

COMMON STOCKS 98.21%

Aerospace & Defense 4.21%
General Electric Co.	533,419	$144,599,222
Northrop Grumman Corp.	200,929	115,857,671
Total		260,456,893

Banks 8.20%
Bank of America Corp.	2,088,238	98,711,010
JPMorgan Chase & Co.	781,759	231,588,286
Wells Fargo & Co.	2,201,741	177,526,377
Total		507,825,673

Beverages 1.32%
Coca-Cola Co.	1,202,195	81,617,019

Biotechnology 2.88%
AbbVie, Inc.	436,009	82,414,421
Gilead Sciences, Inc.	851,763	95,644,467
Total		178,058,888

Building Products 2.37%
Allegion PLC (Ireland)(a)	412,226	68,396,538
Cie de Saint-Gobain SA(b)	682,442	78,287,766
Total		146,684,304

Capital Markets 11.80%
Ameriprise Financial, Inc.	92,224	47,789,555
Blackrock, Inc.	31,845	35,220,888
Blackstone, Inc.	217,077	37,545,638
Cboe Global Markets, Inc.	311,458	75,073,836
Charles Schwab Corp.	1,680,241	164,209,953
Morgan Stanley	1,226,227	174,688,298
Nasdaq, Inc.	958,805	92,256,217
S&P Global, Inc.	188,418	103,837,160
Total		730,621,545

Chemicals 2.01%
Linde PLC	270,696	124,590,541
Investments	Shares	Fair Value
Commercial Services & Supplies 2.69%
Cintas Corp.	352,827	$78,521,649
Waste Management, Inc.	383,787	87,948,629
Total		166,470,278

Construction & Engineering 1.27%
Vinci SA(b)	567,027	78,765,019

Construction Materials 2.11%
CRH PLC	1,370,929	130,855,173

Consumer Staples Distribution & Retail 3.85%
Costco Wholesale Corp.	36,265	34,076,045
Walmart, Inc.	2,087,142	204,498,173
Total		238,574,218

Electric: Utilities 2.12%
Entergy Corp.	1,448,673	131,003,499

Electrical Equipment 1.28%
Emerson Electric Co.	542,714	78,970,314

Electronic Equipment, Instruments & Components 1.39%
Amphenol Corp. Class A	809,960	86,268,840

Ground Transportation 0.48%
Union Pacific Corp.	134,429	29,839,205

Health Care Equipment & Supplies 4.35%
Abbott Laboratories	1,307,969	165,052,608
Stryker Corp.	264,791	103,991,370
Total		269,043,978

Health Care Providers & Services 2.05%
Labcorp Holdings, Inc.	332,630	86,510,410
UnitedHealth Group, Inc.	160,734	40,112,777
Total		126,623,187

Hotels, Restaurants & Leisure 2.14%
Booking Holdings, Inc.	14,256	78,465,879
McDonald’s Corp.	180,194	54,070,814
Total		132,536,693

See Notes to Schedule of Investments.	1

Schedule of Investments (unaudited)(continued)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2025

Investments	Shares	Fair Value
Household Products 0.36%
Procter & Gamble Co.	148,431	$22,334,413

Information Technology Services 0.32%
Accenture PLC Class A (Ireland)(a)	74,967	20,023,686

Insurance 4.28%
Chubb Ltd. (Switzerland)(a)	191,717	51,004,391
Manulife Financial Corp. (Canada)(a)	1,897,467	58,745,578
Marsh & McLennan Cos., Inc.	600,223	119,564,422
Progressive Corp.	147,325	35,658,543
Total		264,972,934

Interactive Media & Services 3.98%
Alphabet, Inc. Class A	533,228	102,326,453
Meta Platforms, Inc. Class A	186,213	144,024,583
Total		246,351,036

Machinery 3.52%
Deere & Co.	161,224	84,541,029
Parker-Hannifin Corp.	182,446	133,532,227
Total		218,073,256

Metals & Mining 0.79%
Steel Dynamics, Inc.	382,025	48,731,109

Multi-Utilities 1.33%
CMS Energy Corp.	1,119,576	82,624,709

Oil, Gas & Consumable Fuels 10.08%
Cheniere Energy, Inc.	524,428	123,702,077
Expand Energy Corp.	557,441	58,408,668
Exxon Mobil Corp.	1,809,466	202,008,784
Kinder Morgan, Inc.	4,541,851	127,444,339
Marathon Petroleum Corp.	350,446	59,642,405
Shell PLC ADR	732,290	52,878,661
Total		624,084,934
Investments	Shares	Fair Value
Pharmaceuticals 0.45%
Eli Lilly & Co.	37,750	$27,937,643

Semiconductors & Semiconductor Equipment 7.62%
Analog Devices, Inc.	206,448	46,374,414
Broadcom, Inc.	511,565	150,246,640
Lam Research Corp.	668,721	63,421,500
NVIDIA Corp.	508,455	90,438,891
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	500,674	120,972,852
Total		471,454,297

Specialty Retail 1.92%
Lowe’s Cos., Inc.	396,618	88,671,886
TJX Cos., Inc.	243,021	30,263,405
Total		118,935,291

Tobacco 2.74%
Philip Morris International, Inc.	1,032,354	169,357,674

Trading Companies & Distributors 4.30%
AerCap Holdings NV (Ireland)(a)	857,964	92,016,639
Ferguson Enterprises, Inc.	228,978	51,137,657
United Rentals, Inc.	85,577	75,559,356
Watsco, Inc.	105,659	47,639,530
Total		266,353,182
Total Common Stocks (cost $4,398,879,638)		6,080,039,431

CONVERTIBLE PREFERRED STOCKS 0.99%

Electric: Utilities 0.99%
NextEra Energy, Inc.(c) (cost $65,249,182)	1,263,005	60,977,881
Total Long-Term Investments (cost $4,464,128,820)		6,141,017,312

2	See Notes to Schedule of Investments.

Schedule of Investments (unaudited)(concluded)

LORD ABBETT AFFILIATED FUND, INC. July 31, 2025

Investments	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS 0.88%

Repurchase Agreements 0.88%
Repurchase Agreement dated 7/31/2025, 4.000% due 8/1/2025 with Fixed Income Clearing Corp. collateralized by $54,405,900 of U.S. Treasury Note at 4.500% due 5/15/2027; value: $55,398,483; proceeds: $54,318,256 (cost $54,312,222)	$54,312,222	$54,312,222
Total Investments in Securities 100.08% (cost $4,518,441,042)		6,195,329,534
Other Assets and Liabilities – Net (0.08)%		(4,680,978)
Net Assets 100.00%		$6,190,648,556

ADR	American Depositary Receipt.
(a)	Foreign security traded in U.S. dollars.
(b)	Investment in non-U.S. dollar denominated securities.
(c)	The security has a dividend rate of 7.30%.

The following is a summary of the inputs used as of July 31, 2025 in valuing the Fund’s investments carried at fair value(1):

Investment Type(2)	Level 1	Level 2	Level 3	Total
Long-Term Investments
Common Stocks
Building Products	$68,396,538	$78,287,766	$–	$146,684,304
Construction & Engineering	–	78,765,019	–	78,765,019
Remaining Industries	5,854,590,108	–	–	5,854,590,108
Convertible Preferred Stocks	–	60,977,881	–	60,977,881
Short-Term Investments
Repurchase Agreements	–	54,312,222	–	54,312,222
Total	$5,922,986,646	$272,342,888	$–	$6,195,329,534

(1)	Refer to Note 2(a) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography. The table above is presented by Investment Type. Industries are presented within an Investment Type should such Investment Type include securities classified as two or more levels within the three-tier fair value hierarchy. When applicable, each Level 3 security is identified on the Schedule of Investments along with the valuation technique utilized.

A reconciliation of Level 3 investments is presented when the Fund has a material amount of Level 3 investments at the beginning or end of the period in relation to the Fund’s net assets.

See Notes to Schedule of Investments.	3

Notes to Schedule of Investments (unaudited)

1.	ORGANIZATION

Lord Abbett Affiliated Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund was organized in 1934 and was reincorporated under Maryland law on November 26, 1975.

The Fund’s investment objective is long-term growth of capital and income without excessive fluctuations in market value.

2.	SIGNIFICANT ACCOUNTING POLICIES

(a)	Investment Valuation–Under procedures approved by the Fund’s Board of Directors (the “Board”), the Board has designated the determination of fair value of the Fund’s portfolio investments to Lord, Abbett & Co. LLC (“Lord Abbett”) as its valuation designee. Accordingly, Lord Abbett is responsible for, among other things, assessing and managing valuation risks, establishing, applying and testing fair value methodologies, and evaluating pricing services. Lord Abbett has formed a pricing committee (the “Pricing Committee”) that performs these responsibilities on behalf of Lord Abbett, administers the pricing and valuation of portfolio investments and ensures that prices utilized reasonably reflect fair value. Among other things, these procedures allow Lord Abbett, subject to Board oversight, to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities actively traded on any recognized U.S. or non-U.S. exchange or on the NASDAQ Stock Market LLC are valued at the last sale price or official closing price on the exchange or system on which they are principally traded. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Pricing Committee uses a third-party fair valuation service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that correlate to the fair-valued securities. Unlisted equity securities are valued at the last quoted sale price or, if no sale price is available, at the mean between the most recently quoted bid and ask prices. Exchange traded options and futures contracts are valued at the last quoted sale price in the market where they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Pricing Committee may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information to determine the fair value of portfolio investments. The Board or a designated committee thereof periodically reviews reports that may include fair value determinations made by the Pricing Committee, related market activity, inputs and assumptions, and retrospective comparison of prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value. Investments in open-end money market mutual funds are valued at their NAV as of the close of each business day.

Notes to Schedule of Investments (unaudited)(continued)

(b)	Fair Value Measurements–Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk - for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

●	Level 1 –	unadjusted quoted prices in active markets for identical investments;

●	Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing the Fund’s investments as of July 31, 2025 and, if applicable, Level 3 rollforwards for the period then ended is included in the Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

3.	FEDERAL TAX INFORMATION

It is the policy of the Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s filed U.S. federal tax returns remains open generally three years after the filing of the tax return. The statute of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

4.	SECURITIES LENDING AGREEMENT

The Fund has established a securities lending agreement with Citibank, N.A. for the lending of securities to qualified brokers in exchange for securities or cash collateral equal to at least the market value of securities loaned, plus interest, if applicable. Cash collateral is invested in an approved money market fund. In accordance with the Fund’s securities lending agreement, the

Notes to Schedule of Investments (unaudited)(concluded)

market value of securities on loan is determined each day at the close of business and any additional collateral required to cover the value of securities on loan is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience a delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or the borrower becomes insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan.

The initial collateral received by the Fund is required to have a value equal to at least 100% of the market value of the securities loaned. The collateral must be marked-to-market daily to cover increases in the market value of the securities loaned (or potentially a decline in the value of the collateral). In general, the risk of borrower default will be borne by Citibank, N.A.; the Fund will bear the risk of loss with respect to the investment of the cash collateral. The advantage of such loans is that the Fund continues to receive income on loaned securities while receiving a portion of any securities lending fees and earning returns on the cash amounts which may be reinvested for the purchase of investments in securities.

As of July 31, 2025, the Fund did not have any securities on loan.

QPHR-AFF-3Q

(09/25)